UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2006

SALEM COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California		93012
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[	]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[	]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 4.13

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 9, 2006, Salem Communications Holding Corporation (the “Company”), a wholly owned subsidiary of Salem Communications Corporation (“Salem”), amended its credit facility with a consortium of leading financial institutions. The Bank of New York, acting as Administrative Agent, arranged the facility. The other institutions participating in the facility are: General Electric Capital Corporation; SunTrust Bank, Bank of America, N.A.; ING (U.S.) Capital, LLC; Wells Fargo Bank, National Association; Harris Nesbitt Financing, Inc.; National City Bank; Coöperative Centrale Raiffeisen-Boerenleen Bank B.A., “Rabobank Nederland”, New York Branch; U.S. Bank National Association; Calyon New York Branch; Credit Suisse, Cayman Islands branch (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch); Deutsche Bank Trust Company Americas; The Prudential Insurance Company of America; Pruco Life Insurance Company; American Skandia Life Assurance Company of America; Wachovia Bank, National Association; UBS A.G., Cayman Islands Branch; and The Bank of Scotland. The credit facility consists of a $75 million term loan B, maturing March 31, 2010, a $165 million delayed draw term loan C, maturing June 30, 2012 and a $75 million revolving facility, maturing March 31, 2009.  In addition to increasing the Company’s borrowing capacity by an amount equal to $15.0 million under the delayed draw term loan C, the primary modifications to the credit facility include:  (a) allowing for the payment of up to $5.0 million per year in dividends and the payment of an additional $30.0 million in dividends during the life of the credit facility, (b) allowing for the repurchase of stock and the payment of dividends, in addition to amounts repurchased prior to June 9, 2006, of up to $50.0 million when total leverage is greater than 4.00 to 1.00 but less than 5.50 to 1.00 and up to $15.0 million when total leverage is greater than 5.50 to 1.00, and (c) allowing for the repurchase of stock or the payment of additional dividends with a portion of the proceeds of asset sales.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Businesses Acquired.

Not Applicable.

(b)

Pro Forma Financial Information.

Not Applicable.

(c)

Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description
4.13

Amendment No. 3, dated June 9, 2006, to the Fifth Amended and Restated Credit Agreement by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital, LLC, as Documentation Agents, and The Bank of New York, as administrative agent for the Lenders thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: June 15, 2006	By: /s/ EVAN D. MASYR
Evan D. Masyr
Vice President – Accounting and Finance

EXHIBIT INDEX

Exhibit No.	Description
4.13

Amendment No. 3, dated June 9, 2006, to the Fifth Amended and Restated Credit Agreement by and among Salem Communications Corporation, Salem Communications Holding Corporation, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital, LLC, as Documentation Agents, and The Bank of New York, as administrative agent for the Lenders thereunder.

EXHIBIT 4.13

AMENDMENT NO. 3

TO

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3 (this “Amendment”), dated as of June 8, 2006, to the Fifth Amended and Restated Credit Agreement, dated as of September 25, 2003, among Salem Communications Holding Corporation, a Delaware corporation (the “Borrower”), Salem Communications Corporation, a California corporation, the Lenders party thereto, General Electric Capital Corporation and SunTrust Bank, as Syndication Agents, Fleet National Bank and ING (U.S.) Capital LLC, as Documentation Agents, and The Bank of New York, as administrative agent for the Lenders thereunder (in such capacity, the “Administrative Agent”), as amended by Amendment No. 1, dated as of May 19, 2004, and Amendment No. 2, dated as of July 7, 2005 (as so amended, the “Credit Agreement”).

RECITALS

I.

Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

II.

The Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement, upon the terms and conditions contained herein, to, among other things, (i) alter certain of the provisions and covenants and (ii) make certain additional modifications, and the Administrative Agent and the Lenders party hereto are willing to do so.

Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 10.2 of the Credit Agreement, the parties hereto agree as follows:

1.

Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Adjusted Operating Cash Flow” and to add the following new definitions in appropriate alphabetical order:

“Amendment No. 3 Effective Date” has the meaning given to such term in paragraph 16 of Amendment No. 3, dated as of June 8, 2006, to the Credit Agreement.

“Asset Sale Proceeds Adjustment Factor” means an amount (not exceeding $40,000,000) equal to 40% of the aggregate Net Proceeds (determined without giving effect to the proviso to the definition of “Net Proceeds”) received by the Parent or any Restricted Subsidiary with respect to any Transfer made after the Amendment No. 3 Effective Date, provided that, with respect to such Net Proceeds received in respect of any such Transfer, the sum of the aggregate amount of dividends paid and Equity Interests repurchased pursuant to Section 7.8(d) on the basis of the receipt of such Net Proceeds and the aggregate amount of reinvestments made in respect of such Net Proceeds pursuant to the proviso to the definition of “Net Proceeds” shall not exceed 100% of such Net Proceeds.

2.

The definition of “Excess Cash Flow” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Excess Cash Flow” means, in respect of any period, Operating Cash Flow for such period (before any   adjustments to reflect acquisitions, sales and exchanges of property during such period) minus the sum of, without duplication: (i) Fixed Charges (adjusted to add to Fixed Charges, to the extent excluded in the calculation thereof, the amounts referenced in the parenthetical to clause (iii) of the definition of “Fixed Charges”), (ii) voluntary principal prepayments of the Term Loan and/or Revolving Loans made pursuant to Section 2.7(a), provided that in the case of the prepayment of Revolving Loans, the Revolving Commitments are permanently reduced in an aggregate amount equal to such prepayments, (iii) Investments made by the Parent or any of the Restricted Subsidiaries pursuant to Section 7.4(g), to the extent made in cash (other than cash constituting Net Equity Acquisition Proceeds), and (iv) Restricted Payments made pursuant to Section 7.8(f)(ii), in each case for or during such period.

3.

The definition of “Net Proceeds” contained in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the proviso contained there in its entirety to read as follows:

provided that any such cash proceeds received in respect of a Transfer, subject to the proviso contained in    the definition of “Asset Sale Proceeds Adjustment Factor”, or, subject to Section 6.11, a casualty or other   insured damage or condemnation or similar proceeding at a time when no Event of Default exists shall   not constitute Net Proceeds to the extent used by the Parent or such Restricted Subsidiary during the one    year period following the event resulting in the payment of such cash proceeds to acquire assets permitted   to be acquired pursuant to this Credit Agreement or to repair or restore the assets subject to such event.

4.

The definition of “Senior Leverage Ratio” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Senior Leverage Ratio” means, as of any date, the ratio of (i) Total Adjusted Funded Debt as of such     date minus the sum of (x) cash and cash equivalents of the Parent and the Restricted Subsidiaries on such     date in excess of $3,000,000 plus (y) the principal amount of Subordinated Debt outstanding on such      date, to (ii) Operating Cash Flow for the period of four consecutive fiscal quarters ending on such date,     or if such date is not the last day of a fiscal quarter, for the period of four consecutive fiscal quarters      ending most recently before such date.

5.

The definition of “Total Leverage Ratio” contained in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Total Leverage Ratio” means, as of any date, the ratio of (i) Total Adjusted Funded Debt as of such date   minus cash and cash equivalents of the Parent and the Restricted Subsidiaries on such date in excess of   $3,000,000, to (ii) Operating Cash Flow for the period of four consecutive fiscal quarters ending on such   date, or if such date is not the last day of a fiscal quarter, for the period of four consecutive fiscal quarters   ending most recently before such date.

6.

Section 2.5(f)(ii) and 2.5(f)(iii) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(ii)

the aggregate of the sum of all increases in the Revolving Commitments made pursuant to this Section 2.5(f) plus the amount of all new and additional B Term Commitments, C Term Commitments and D Term Commitments assumed pursuant to this Section 2.5(f) shall not exceed $80,000,000;

(iii)

the sum of the aggregate Revolving Commitments, B Term Commitments, outstanding B Term Loans, C Term Commitments, outstanding C Term Loans, D Term Commitments and outstanding D Term Loans shall not at any time exceed $380,000,000 minus the sum, without duplication, of all reductions of the Revolving Commitments pursuant to Section 2.5, all reductions of the C Term Commitments made pursuant to Sections 2.5(c), 2.5(d) and 2.7(b), and all prepayments of the Term Loans pursuant to Sections 2.6 and 2.7;

7.

Section 2.7(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b)

The Borrower shall prepay B Term Borrowings, C Term Borrowings and D Term Borrowings and the C Term Commitments and the Revolving Commitments shall be permanently reduced at the times and in the amounts as set forth below:

 (i)

Receipt of Net Proceeds. In the event and on each occasion that any Net Proceeds are received by or on behalf of the Parent or any Restricted Subsidiary in respect of any Prepayment/Reduction Event, then, immediately after such Net Proceeds are received, the Borrower shall prepay the Term Loans in an amount equal to (A) if immediately before and after giving effect to such prepayment the Total Leverage Ratio is equal to or greater than 5.00:1.00,60% of such Net Proceeds and (B) if immediately before and after giving effect to such prepayment the Total Leverage Ratio is less than 5.00:1.00, 30% of such Net Proceeds, provided that (x) if, after applying all or a portion of such Net Proceeds to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Net Proceeds remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess), and (y) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (i).

(ii)

Receipt of Net Equity Proceeds. In the event and on each occasion that any Net Equity Proceeds are received by or on behalf of the Parent, then, immediately after such Net Equity Proceeds are received, the Borrower shall prepay the Term Loans in an aggregate amount equal to (x) if no Default shall then exist and (A) if immediately before and after giving effect to such prepayment the Total Leverage Ratio is equal to or greater than 5.00:1.00, 50% of such Net Equity Proceeds and (B) if immediately before and after giving effect to such prepayment the Total Leverage Ratio is less than 5.00:1.00, 25% of such Net Equity Proceeds, and (y) if a Default shall then exist, 100% of the Net Equity Proceeds, provided that (I) if, after applying all or a portion of such Net Equity Proceeds to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Net Equity Proceeds remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess), and (II) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (ii).  Notwithstanding anything contained in Section 2.7(b)(ii) to the contrary, so long as no Default exists immediately before or after giving effect to the Equity Issuance, no prepayment of the Term Loans or reduction of the Revolving Commitments or the C Term Commitments will be required to the extent that the Net Equity Proceeds are used to redeem or repurchase Subordinated Debt.

(iii)

Excess Cash Flow. On the last day of the first fiscal quarter of each year (commencing on March 31, 2008), the Borrower shall prepay the Term Loans in an aggregate amount equal to 50% of the Excess Cash Flow for the most recently completed fiscal year of the Parent, in the event that the Total Leverage Ratio as at the end of such fiscal year is equal to or greater than 4.00:1.00, provided that (x) if, after applying all or a portion of such Excess Cash Flow to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Excess Cash Flow remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess) and (y) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (iii).

(iv)

Net Debt Proceeds. In the event any Net Debt Proceeds are received by or on behalf of the Parent or the Borrower from the issuance of the New Subordinated Indenture Notes, then, immediately after such Net Debt Proceeds are received, the Borrower shall prepay the Term Loans in an amount equal to the least of (x) $75,000,000, (y) such Net Debt Proceeds and (z) the outstanding principal balance of the Term Loans on the date of prepayment; provided that (A) if, after applying all or a portion of such Net Debt Proceeds to the prepayment of the Term Loans, the Term Loans have been paid in full, any C Term Commitments then outstanding shall be permanently reduced by an amount equal to the unapplied portion thereof (and if the amount of such Net Debt Proceeds remaining after prepaying the Term Loans exceeds the C Term Commitments, the Revolving Commitments shall be permanently reduced by an amount equal to such excess), and (B) so long as no Event of Default shall then exist, the Revolving Commitments shall not be reduced below $50,000,000 as a result of this clause (iv).

8.

Section 7.1(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(iii)

Indebtedness of any Loan Party to any other Loan Party, provided that such Indebtedness is evidenced by a promissory note pledged to the Administrative Agent and;

9.

Section 7.4(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)

Investments made by any Loan Party to or in any other Loan Party, provided that (i) in the case of capital contributions, such capital contributions shall be made to a Loan Party that is a subsidiary of such Loan Party and (ii) any such loans and advances made by a Loan Party shall be permitted under Section 7.1(a)(iii);

10.

Section 7.4(g)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)

Either (A) the Total Leverage Ratio immediately before and after giving effect to such Investment is less than or equal to 4.00:1.00 or (B) the sum of (x) the aggregate consideration paid by the Parent and the Restricted Subsidiaries in connection with all Investments constituting acquisitions under this Section 7.4(g) (including capital expenditures relating to each such acquisition that were reasonably anticipated for the 12 month period following such acquisition) and (y) the aggregate of all non-maintenance capital expenditures (including KSFB Capital Expenditures) made in connection with the upgrade of Broadcasting Stations shall not exceed $200,000,000 in the aggregate for the period from and after the Amendment No. 3 Effective Date plus the aggregate amount of Net Equity Acquisition Proceeds received by the Parent for the period from and after the Amendment No. 3 Effective Date,

11.

Section 7.4(n) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(n)

if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, other Investments (including partnerships, joint ventures and joint operating arrangements), provided that the aggregate outstanding amount of all such other Investments made by the Parent and the Restricted Subsidiaries shall not exceed in the aggregate $5,000,000 if the Total Leverage Ratio immediately before and after giving effect to such Investment is greater than 3.50:1.00 (determined on a pro-forma basis for the following 12 months). For purposes of this clause (n), the designation after the Fifth Restatement Date of a Subsidiary as an Unrestricted Subsidiary shall be deemed to be an Investment in such Unrestricted Subsidiary in an amount equal to

 (i)

 the sum of all Investments made by the Parent or any Restricted Subsidiary in or to such Unrestricted Subsidiary whether made prior to, on or after the Fifth Restatement Date minus

(ii)

all returns of capital actually received in cash by the Parent or such Restricted Subsidiary after the date on which such Subsidiary is designated as an Unrestricted Subsidiary (in the case of an equity investment) plus the principal amount of all repayments actually received in cash by the Parent or such Restricted Subsidiary after the date on which such Subsidiary is designated as an Unrestricted Subsidiary (in the case of a loan).

12.

Section 7.5(d)(ii) and Section 7.5 (d)(iii) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(ii)

the aggregate gross consideration to be received by the Parent and the Restricted Subsidiaries for all property that has been Transferred pursuant to the provisions of this Section 7.5(d) during the one year period ending on the date of the proposed Transfer (including the property then being contemplated to be Transferred) shall not exceed $100,000,000,

(iii)

the aggregate gross consideration to be received by the Parent and the Restricted Subsidiaries for all property that has been Transferred pursuant to the provisions of this Section 7.5(d) during the period commencing on the Amendment No. 3 Effective Date and ending through and including the date of the proposed Transfer (including the property then being contemplated to be Transferred) shall not exceed $200,000,000, and

13.

Section 7.8 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Section 7.8

Restricted Payments

The Parent will not, and will not permit any of the Restricted Subsidiaries to, declare or make, or agree to pay for or make, directly or indirectly, any Restricted Payment, provided that

(a)

the Parent may declare and pay, and agree to pay, dividends with respect to its Equity Interests payable solely in perpetual common Equity Interests;

(b)

any wholly-owned Restricted Subsidiary may declare and pay dividends with respect to its Equity Interests to its parent;

(c)

if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, the Borrower may redeem or repurchase up to the remaining $94,370,000 principal amount of the 2001 Subordinated Indenture Notes, provided that the Borrower shall be in pro-forma compliance, after giving effect to each such purchase, with the covenants contained in Sections 7.12 for the following 12 months;

(d)

if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, the Parent may declare and pay dividends and repurchase its Equity Interests after the Amendment No. 3 Effective Date in an aggregate amount up to (i) $50,000,000 plus the Asset Sale Proceeds Adjustment Factor when the Total Leverage Ratio is equal to or greater than 4.00:1.00 (of which no more than $15,000,000 after the Amendment No. 3 Effective Date shall be available when the Total Leverage Ratio is equal to or greater than 5.50:1.00) and (ii) an unlimited amount when the Total Leverage Ratio is less than 4.00:1.00, in each case before and after giving effect thereto, provided that each of the amounts referred to in clause (i) shall be reduced (but not below $0) by any usage under clause (ii) after the Amendment No. 3 Effective Date;

(e)

the Parent or any Restricted Subsidiary may make payments of principal, premium and interest in respect of Subordinated Debt to the extent expressly permitted by Section 7.13; and

(f)

notwithstanding the provisions of clauses (a) through (e) above, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing, the Parent may declare and pay dividends on its Equity Interests in an amount up to (i) $30,000,000 in the aggregate for the period from and after the Amendment No. 3 Effective Date plus (ii) $5,000,000 in any four fiscal quarter period, commencing with the four fiscal quarter period beginning April 1, 2006.

(g)

notwithstanding the provisions of clauses (a) through (f) above, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing and the Total Leverage Ratio is less than or equal to 4.00:1.00 determined on a pro-forma basis for the following 12 months, the Parent or any Restricted Subsidiary may declare and pay dividends on its Equity Interests and redeem or repurchase its Subordinated Debt or Equity Interests.

14.

Sections 7.12(a), 7.12(d) and 7.12(e) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

(a)

Interest Coverage Ratio. The Parent will not permit the Interest Coverage Ratio as of the end of any fiscal quarter during any period set forth below to be less than the ratio set forth below with respect to such period:

PERIOD	RATIO
Amendment No. 3 Effective Date through June 29, 2008	2.00:1.00
June 30, 2008 through June 29, 2009	2.25:1.00
June 30, 2009 and thereafter	2.50:1.00

(d)

Total Leverage Ratio. The Parent will not permit the Total Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

PERIOD	RATIO
Amendment No. 3 Effective Date through December 30, 2007	6.75:1.00
December 31, 2007 through December 30, 2008	6.25:1.00
December 31, 2008 through December 30, 2009	5.75:1.00
December 31, 2009 and thereafter	5.50:1.00

(e)

Senior Leverage Ratio. The Parent will not permit the Senior Leverage Ratio at any time during any period set forth below to be greater than the ratio set forth below with respect to such period:

PERIOD	RATIO
Amendment No. 3 Effective Date through December 30, 2007	5.00:1.00
December 31, 2007 through December 30, 2008	4.75:1.00
December 31, 2008 through December 30, 2009	4.50:1.00
December 31, 2009 and thereafter	4.00:1.00

15.

Section 7.13(a) of the Credit Agreement is hereby amended to replace the reference to Section 7.8(f) at the end thereof with Section 7.8(g).

16.

Paragraphs 1-15 of this Amendment shall become effective (the “Amendment No. 3 Effective Date”) upon receipt by the Administrative Agent of this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Guarantors, the Administrative Agent and the Required Lenders, together with the following:

(a)

a certificate, dated the date hereof, of the Secretary or an Assistant Secretary of each Loan Party attaching a true and complete copy of the resolutions of its Board of Directors or other authorizing documents and of all documents evidencing all necessary corporate or other action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize this Amendment and the transactions contemplated hereby and thereby;

(b)

an opinion of the General Counsel of the Parent and the Borrower, addressed to the Administrative Agent and the other Credit Parties in form and substance satisfactory to the Administrative Agent, it being understood that such opinion is being delivered to the Administrative Agent and the other Credit Parties upon the direction of the Parent and the other Loan Parties and that the Administrative Agent and the other Credit Parties may and will rely upon such opinion; and

(c)

for the account of each Lender executing and delivering (without condition) this Amendment to the    Administrative Agent, an upfront fee equal to 0.05% of the sum of its Revolving Commitment, outstanding B Term Loans, outstanding C Term Loans and C Term Loan Commitment as in effect at the time of the Amendment No. 3 Effective Date.

17.

In all other respects the Credit Agreement and other Loan Documents shall remain in full force and effect.

18.

In order to induce the Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower and the Guarantors each (a) certifies that, immediately before and after giving effect to this Amendment, all representations and warranties contained in the Loan Documents to which it is a party shall be true and correct in all respects with the same effect as though such representations and warranties had been made on the date hereof, except as the context otherwise requires or as otherwise permitted by the Loan Documents or this Amendment, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default shall exist under the Loan Documents and (c) agrees to pay all of the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

19.

Each of the Borrower and the Guarantors (a) reaffirms and admits the validity, enforceability and continuing effect of all Loan Documents to which it is a party, and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations to any Credit Party under any Loan Document to which it is a party.

20.

This Amendment may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same document. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

21.

This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

22.

The parties have caused this Amendment to be duly executed as of the date first written above.

SALEM COMMUNICATIONS HOLDING CORPORATION

Date: June 15, 2006	By: /s/ David A.R. Evans
David A.R. Evans
EVP- Business Development

SALEM COMMUNICATIONS CORPORATION

Date: June 15, 2006	By: /s/ David A.R. Evans
David A.R. Evans
EVP- Business Development

BISON MEDIA, INC.

CARON BROADCASTING, INC.

CCM COMMUNICATIONS, INC.

COMMON GROUND BROADCASTING, INC.

GOLDEN GATE BROADCASTING COMPANY,

INC.

INSPIRATION MEDIA, INC.

NEW INSPIRATION BROADCASTING COMPANY,

INC.

NI ACQUISITION CORP.

PENNSYLVANIA MEDIA ASSOCIATES, INC.

REACH SATELLITE NETWORK, INC.

SALEM MEDIA CORPORATION

SALEM MEDIA OF COLORADO, INC.

SALEM MEDIA OF HAWAII, INC.

SALEM MEDIA OF KENTUCKY, INC.

SALEM MEDIA OF OHIO, INC.

SALEM MEDIA OF OREGON, INC.

SALEM MEDIA OF TEXAS, INC.

SALEM MEDIA OF VIRGINIA, INC.

SALEM MUSIC NETWORK, INC.

SALEM RADIO NETWORK INCORPORATED

SALEM RADIO PROPERTIES, INC.

SALEM RADIO REPRESENTATIVES, INC.

SOUTH TEXAS BROADCASTING, INC.

SRN NEWS NETWORK, INC.

AS TO EACH OF THE FOREGOING

SALEM COMMUNICATIONS CORPORATION

Date: June 15, 2006	By: /s/ David A.R. Evans
David A.R. Evans
EVP- Business Development

SALEM COMMUNICATIONS ACQUISITION CORPORATION SCA LICENSE CORPORATION

AS TO EACH OF THE FOREGOING

SALEM COMMUNICATIONS CORPORATION

Date: June 15, 2006	By: /s/ David A.R. Evans
David A.R. Evans
EVP- Business Development

INSPIRATION MEDIA OF TEXAS, LLC

SALEM MEDIA OF ILLINOIS, LLC

SALEM MEDIA OF NEW YORK, LLC

SALEM RADIO OPERATIONS, LLC

SALEM SATELLITE MEDIA, LLC

AS TO EACH OF THE FOREGOING

SALEM MEDIA CORPORATION, as Manager

Date: June 15, 2006	By: /s/ David A.R. Evans
David A.R. Evans
EVP- Business Development

ONEPLACE, LLC

SCA-PALO ALTO, LLC

AS TO EACH OF THE FOREGOING

SCA LICENSE CORPORATION

Date: June 15, 2006	By: /s/ David A.R. Evans
David A.R. Evans
EVP- Business Development

THE BANK OF NEW YORK, as a Lender and as Administrative Agent

Date: June 15, 2006	By: /s/ Stephen M. Nettler
Stephen M. Nettler
Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

Date: June 15, 2006	By: /s/ Karl Kietter
Karl Kieffer
Duly Authorized Signatory

SUNTRUST BANK

Date: June 15, 2006	By: /s/ Kip Hurd
Kip Hurd
Director

BANK OF AMERICA, N.A

Date: June 15, 2006	By: /s/ Bradley Rousseau
Bradley Rousseau
Principal

ING (U.S.) CAPITAL, LLC

Date: June 15, 2006	By: /s/ William James
William James
Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

Date: June 15, 2006	By: /s/ Casey Kelly
Casey Kelly
Assistant Vice President

HARRIS NESBITT FINANCING, INC

Date: June 15, 2006	By: /s/ Sarah Kim
Sarah Kim
Managing Director

NATIONAL CITY BANK

Date: June 15, 2006	By: /s/ Elizabeth A. Brosky
Elizabeth A. Brosky
Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEEN BANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

Date: June 15, 2006	By: /s/ Kimberly Miller
Kimberly Miller
Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEEN BANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH

Date: June 15, 2006	By: /s/ Brett Delfino
Brett Delfino
Executive Director

U.S BANK NATIONAL ASSOCIATION

Date: June 15, 2006	By: /s/ Colleen McEvoy
Colleen McEnvoy
Vice President

CALYON NEW YORK BRANCH

Date: June 15, 2006	By: /s/ Douglas Roper
Douglas Roper
Managing Director

CALYON NEW YORK BRANCH

Date: June 15, 2006	By: /s/ John McCloskey
John McCloskey
Managing Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH)

Date: June 15, 2006	By: /s/ Doreen Barr
Doreen Barr
Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its CAYMAN ISLANDS BRANCH)

Date: June 15, 2006	By: /s/ James Neira
James Neira
Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS

Date: June 15, 2006	By: /s/ Susan LeFevre
Susan LeFevre
Director

DEUTSCHE BANK TRUST COMPANY AMERICAS

Date: June 15, 2006	By: /s/ Carin Keegan
Carin Keegan
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Date: June 15, 2006	By: /s/ Matthew Douglass
Matthew Douglass
Vice President

PRUCO LIFE INSURANCE COMPANY

Date: June 15, 2006	By: /s/ Matthew Douglass
Matthew Douglass
Vice President

By: Prudential Investment Management, Inc., as investment manager

AMERICAN SKANDIA LIFE ASSURANCE COMPANY OF AMERICA

Date: June 13, 2006	By: /s/ Matthew Douglass
Matthew Douglass
Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

Date: June 15, 2006	By: /s/ Russ Lyons
Russ Lyons
Director

UBS AG, CAYMAN ISLANDS BRANCH

Date: June 15, 2006	By: /s/ Richard L. Tavrow
Richard L. Tavrow
Director, Banking Products Services, US

UBS AG, CAYMAN ISLANDS BRANCH

Date: June 15, 2006	By: /s/ Irja Otsa
Irja Otsa
Associate Director, Banking Products Services, US